XsunX Future Looks Bright:

Company Rolls Out New Solar Power Project Development Services This Week

Aliso Viejo, CA – October 16, 2013 – XsunX, Inc. (OTCQB: XSNX), a renewable energy technology, systems, and services company, today announced the launch of its planned business expansion to include solar power project development and construction services.

“We have some good news – our business expansion into solar power project development and construction services received the necessary California state licensing this week. The approved license is the last milestone necessary for us to initiate this new program and publicly market these services. We are very hopeful about closing solar project deals soon,” stated XsunX CEO, Tom Djokovich.

The Company’s efforts are aimed at expanding operations to take advantage of the revenue opportunities for solar power systems development.  The current market trends indicate high growth occurring in the solar power market.  However, the realities are that the solar industry is still only scratching the surface of a vast solar power growth opportunity and the Company believes that this is a good time to enter the solar power project development and installation market.

An added benefit making this business expansion a more natural fit for XsunX is that the Company’s management has extensive solar technology, construction, and project development experience as well as a finance background. This depth of knowledge provides the Company with the experience and expertise necessary for expansion into these added operations.

Building up to this launch, XsunX has been in discussions and reviewing solar power system projects totaling nearly 750 kW (about ¾ of a megawatt) for commercial and industrial sites. “Now that we are licensed we can work towards closing these deals and turning our new business development efforts into a success,” concluded Mr. Djokovich.

About XsunX

XsunX focuses on providing solar energy solutions that provide the greatest bottom-line financial benefits. The Company’s background and experience spans virtually all aspects of solar including technology assessment, design, and development. We have a deep passion for solar and have worked to pioneer new technologies and solar business solutions focused at making solar an affordable energy option. For more information, please visit the Company’s website at www.xsunx.com.

Safe Harbor Statement

Matters discussed in this release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements.

Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein, are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Company Contact:

Tom Djokovich, President and CEO

949-330-8060

info@xsunx.com

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